UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2015

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035
(Address of principal executive offices) (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) At its meeting on July 1, 2015, the Board of Directors of the Company elected Admiral Thomas B. Fargo to its Board, effective immediately.

Attached as Exhibit 99.1 and incorporated by reference herein is a copy of the Company’s press release regarding the election of Adm. Fargo to the Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On July 1, 2015, the Board approved an amendment to the Company’s Bylaws in order to increase the size of the Board from nine to ten directors.

A copy of the Amendment to the Bylaws of The Greenbrier Companies, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to the Bylaws of The Greenbrier Companies, Inc. dated July 1, 2015.

99.1	Press Release dated July 7, 2015 entitled “Admiral Thomas B. Fargo elected to Greenbrier Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: July 7, 2015	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General
Counsel and Chief Compliance Officer

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